Exhibit 99.1

INSPIRE

Christy L. Shaffer, Ph.D. President and Chief Executive Officer Inspire Pharmaceuticals

Inspire R&D Investor Meeting – March 21, 2006

Forward-Looking Statements

This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995 which convey management’s expectations, beliefs, plans and objectives regarding future performance. These statements discuss matters that are not facts, and may include words to indicate their uncertain nature such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” and “target.” Forward-looking statements are subject to significant risks and uncertainties that could affect such future performance including those relating to product development, revenue, expense and earnings expectations, intellectual property rights, adverse litigation developments, adverse developments in the U.S. Securities and Exchange Commission (SEC) investigation, competitive products, results and timing of clinical trials, success of marketing efforts, the need for additional research and testing, delays in manufacturing, funding, and the timing and content of decisions made by regulatory authorities, including the U.S. Food and Drug Administration. Actual results could differ materially from those described in this presentation. Information on various factors that could affect the information contained in this presentation and Inspire’s performance are detailed in the reports we file with the SEC.

Inspire R&D Investor Meeting – March 21, 2006

Inspire R&D Investor Meeting Agenda

Corporate Overview

Scientific Overview of Cystic Fibrosis (CF)

CF Program Overview

Scientific Overview of Allergy

Intranasal Epinastine Program Overview

INS50589 Program Overview

Christy Shaffer, Ph.D.

Richard Boucher, M.D.

Lynn Smiley, M.D.

William Berger, M.D., M.B.A.

Don Kellerman, Pharm.D.

Ben Yerxa, Ph.D.

Inspire Pharmaceuticals President and CEO

UNC-Chapel Hill, Kenan Professor of Medicine, Dir., CF/Pulmonary Research and Treatment Center Inspire Pharmaceuticals Chief Medical Officer

University of CA, Irvine, Clinical Professor, Dept. of Pediatrics Division of Allergy and Immunology

Inspire Pharmaceuticals Sr. VP, Development

Inspire Pharmaceuticals Chief, Scientific Operations & Alliances

Inspire R&D Investor Meeting – March 21, 2006

Balanced Product Portfolio

Product	Indication	Status
Diquafosol tetrasodium	Dry Eye	Approvable(1)
Denufosol tetrasodium	Cystic Fibrosis	Initiating Phase 3
INS50589 Antiplatelet	Acute Cardiac Care	Initiating Phase 2
Intranasal epinastine	Seasonal Allergic Rhinitis	Pre-IND
Outflow enhancer	Glaucoma	Pre-IND
Elestat®	Allergic Conjunctivitis	Marketed(2)
Restasis®	Dry Eye	Marketed(2)

(1) Received second FDA Approvable Letter in Dec. 2005; (2) *Elestat*® and *Restasis*® are co-promoted with Allergan, Inc. and are trademarks owned by Allergan, Inc.

INSPIRE

Inspire R&D Investor Meeting – March 21, 2006

Financial Overview

Receiving co-promotion revenues on Elestat® and Restasis® Potential to achieve revenues from out-licensing deals, including potential additional milestone payments from Allergan $122 million cash balance at 12/31/05 2006 Guidance*

Aggregate revenue—$31 to $39 million Operating expenses—$77 to $86 million 2+ years of operating capital

*Revenue and expense guidance provided on 2/28/06

Inspire R&D Investor Meeting – March 21, 2006

Focused Strategy to Leverage Technology and Build Portfolio

Key Therapeutic Areas of Focus

Driven by in-house science/technology

Enhanced through in-house research and strategic partnerships

Ophthalmology

Diquafosol tetrasodium

(P2Y2 agonist)

Elestat® Restasis®

Glaucoma

Respiratory / Allergy

Denufosol tetrasodium

(P2Y2 agonist)

Intranasal Epinastine

Opportunistic

INS50589

(P2Y12

antagonist)

Creating Successful Collaborations

Inspire R&D Investor Meeting – March 21, 2006

Overview of Cystic Fibrosis

Richard C. Boucher, M.D.

Kenan Professor of Medicine

Director, CF/Pulmonary Research and Treatment Center University of North Carolina at Chapel Hill

Disclosure

The presenter is a co-founder of Inspire Pharmaceuticals and has served as a consultant and clinical investigator for Inspire.

The presenter owns stock and stock options in Inspire Pharmaceuticals.

Cystic Fibrosis: A multi-system disease

The most common lethal genetic disease of children

The abnormal CF gene was identified in 1989

More than 95% of CF patients die of lung infection

Mucus Transport is the Primary Lung Defense Mechanism-and It Fails in Cystic Fibrosis

Mucus Clearance and Cystic Fibrosis Pathogenesis: Role of Airway Surface Hydration Normal Lung CF Lung

Normal Cystic Fibrosis

The in Vitro Model System that Enabled the Study of Airways Defense

The Model System Maintains Mucus Transport in Vitro

Note: This slide contains a video clip that is not available in PDF format or webcast.

The Study of ASL Volume (Hydration) and Mucus Transport

Microelectrodes (Vt)

T-Col

Chamber

Mucus Transport

Laser Scanning Confocal Microscopy

Ringer

Perfluorocarbon (PFC)

ASL

CELLS

PFC + Compound

Under Standard Laboratory Conditions (Static), Normal but not CF Airway Epithelia Regulate Surface Hydration/Mucus Transport

NL CF

Normal 7 ?m CF

Adenosine, Generated from ATP Release, Regulates ASL Height

Adenosine Regulates ASL Volume Homeostasis in Normal but not CF Airway Epithelia

NL

[ADO] = 100 ± 19 nM (n=10)

CF

[ADO] = 189 ± 71 nM (n=3)

Control (9)

8-SPT (5)

Control (8)

8-SPT (6)

8-SPT = Adenosine Receptor Antagonist

Mucus Transport is Preserved for Long Periods of Time in Normal Cultures

T = 0

T = 24 hour

In CF, Mucus Transport Fails, and Mucus Adheres to Airway Surfaces

T = 0

T = 24 hour

Adherent Mucus In CF: Beautiful but Deadly

Mucus Plaque

Epithelium

Discrepancy Between CF Mucus Clearance Rates In Vitro vs In Vivo

NL CF

NL CF

In Vitro: Matsui et al., Cell, 1998

In Vivo: Robinson et al., J. Aerosol. Med. 2000

Mucus Transport (%)

Mucus Clearance (?m/s)

CF Produces Heterogeneous Structural and Mucus Clearance Lung Defects

In Vitro Modeling of the Phasic Motion and Shear Stress Associated with Respiration shear = h r

t

Where:

p= density h = ASL height q= angular velocity r = distance from the center of rotation t = time of acceleration

Phasic Motion Maintains CF ASL Height

Phasic Motion Maintains CF Mucus Transport

Static:

Phasic Motion: both n = 12

ATP as a Candidate Molecule to Rebalance CF Ion Transport under Phasic Motion

Direct Biochemical Measurements of [ATP] During Phasic Motion

ASL [ATP] Serosal [ATP]

ATP Mediates the CF Phasic Motion Response

Control Apyr. (shear)

NL vs CF ASL Homeostasis –

NLs Possess Dual Regulation (ATP; ADO), whereas CF Relies Solely on ATP

NL

CF

Respiratory Syncitial Virus (RSV) Infection Abolishes Shear-Mediated ASL Homeostasis in CF Airways

ATP Hydrolysis by eNPPs is Upregulated in CF Airways During RSV Infections

N.B., Ap4A is an eNPP-specific substrate

Viral Infection Exacerbates Disease Via Slowing Mucus Clearance

Baseline

Insult (virus)

Exacerbation (bacterial)

How Do You Restore ASL Volume and Mucus Clearance in CF

Therapeutically? Add Salt.

Osmotically: HS

Pharmacologically: ATP/UTP t (min) t (min)

ASL Height (?m)

40 35 30 25 20 15 10 5 0

HS

0

20

40

60

ASL Height (?m)

20 15 10 5 0

0

20

40

60

Aerosol Physics: Limitation to Inhaled Osmolytes

Generation of Dinucleotide Compounds to Extend Duration of Activity by Reducing Rate of Ecto-Metabolism

INS37217

INS365

UTP

Nucleotide hydrolysis (%)

100 80 60 40 20 0

0 10 20 30 40 50 60

Time (min)

Inspire Pharmaceuticals

Treating Superficial Epithelial Volume Deficit Can Improve CF Lung Disease

INS37217

Baseline

Virus

INS37217

Modest FEV1/FEF25-75% Large Exacerbations Large MC

Denufosol Tetrasodium: A Potential Breakthrough

08-103 Inspire Trial Summary of Spirometry Results

Significant differences1 in favor of active doses (pooled) for all 4 spirometry parameters

FEV1 (max): p-value = 0.006 FEF25%-75% : p-value = 0.008 FVC (max): p-value = 0.022

FEV1 /FVC : p-value = 0.047

1ITT analysis, adjusting for pooled site, baseline spirometry, age, gender, and Pa status.

Deterding, et al., NACF 2004

Denufosol Has Shown Consistent Effects in Patients With Mild CF Lung Disease

Difference From Placebo In Percent Change From Baseline To End

Of Study In Patients With 75% Predicted Normal FEV1 At Baseline

08-102

N=33

08-103

N=89

08-104

N=24*

9% 8% 7% 6% 5% 4% 3% 2% 1% 0%

FEV1 FEF25%-75% FEV1 FEF25%-75% FEV1 FEF25%-75%

*Non TOBI users

Mathews, et al., ECFS 2005 (08-102 & 08-103 data only)

Reductions in Pulmonary Exacerbations

08-103

N=89

08-104

N=67

14% 12% 10% 8% 6% 4% 2% 0% placebo

N=21 denufosol

N=68 placebo

N=23 denufosol

N=44

Inspire Pharmaceuticals

Re-hydration Therapies May Prevent Progression of CF Lung Disease

Preventative Therapy (e.g., INS37217)

100%

Lung Function

25%

Rescue Therapy

10

20

30

35

Age (yrs)

Inspire Pharmaceuticals

Overview of Cystic Fibrosis

Richard C. Boucher, M.D.

Kenan Professor of Medicine

Director, CF/Pulmonary Research and Treatment Center University of North Carolina at Chapel Hill

M. Lynn Smiley, M.D. Chief Medical Officer Inspire Pharmaceuticals

Inspire R&D Investor Meeting – March 21, 2006

Regulatory Status of Denufosol Tetrasodium

Advancing to Phase 3 based on Phase 1 & 2 safety and efficacy findings and completion of End-of-Phase 2 FDA meeting

U.S. and European Union Orphan Drug designation

Fast track status in U.S.

European Medicines Agency (EMEA) protocol assistance process initiated

Inspire R&D Investor Meeting – March 21, 2006

Overview of Clinical Development Program to Date

Over 300 patients/volunteers studied in 6 completed clinical trials

Phase 1 trial (volunteers)

08-101

Phase 2 trials (CF patients)

Dose-ranging nasal potential difference study (UNC) 08-102 08-103 08-104

2 PK studies (volunteers)

08-105 08-106

Inspire R&D Investor Meeting – March 21, 2006

Demographics and Baseline Characteristics in Phase 2

Study	08-102 All Groups Combined N=61 Study 08-103 All Groups Combined N=89 Study 08-104 All Groups Combined N=72
Mean	age, years 18.8 16.1 21.2
FEV1	% predicted 79.1 93.0 75.5
FEF25-75%	% predicted 61.2 78.2 49.0
Patients	requiring hospitalization due

to pulmonary exacerbation within past 44% 20% 43%

12 months (%)

% Patients taking common CF medications:

TOBIR(inhaled)	0% 0% 44%
Pulmozyme®	52% 53% 64%
Azithromycin	15% 2% 42%

*Pulmozyme is a registered trademark of Genentech; TOBI is a registered trademark of Chiron

Inspire R&D Investor Meeting – March 21, 2006

Safety Summary Across Phase 2 Trials

Denufosol (up to 60 mg) was generally well tolerated, especially in CF patients with less severe lung function impairment Cough was most frequently reported adverse event Slight transient decline in lung function was noted immediately following administration of placebo or denufosol but was generally resolved by 2 hours post-dose Systemic exposure to denufosol appeared to be minimal

Inspire R&D Investor Meeting – March 21, 2006

Phase 3 Program

TIGER : Transport of Ions to Generate Epithelial Rehydration

R&D Investor Meeting – March 21, 2006

Global Phase 3 Program: Initial Indication for Early Intervention

Tiger-1 trial – targeting mid-year 2006 initiation Tiger-2 trial – 1st Half 2007 projected start

One 2-year carcinogenicity study required (3 years to complete) Patients with early CF lung disease – FEV1> 75% predicted

Primary endpoint of clinical trials expected to be FEV1

Anticipated secondary endpoints include pulmonary exacerbations, other lung function parameters and quality of life Age > 5 years and standard approved meds allowed—Pulmozyme® and/or TOBI ®

Will tightly manage patients on TOBI by initiating and ending during off cycle Robust pharmacoeconomic and Quality of Life data analyses planned

Inspire R&D Investor Meeting – March 21, 2006

Centralized Spirometry Helps Reduce Data Variability

FEV1 (L): Absolute Change Between Visits

| Screening—Visit 1 Pre-Dose |

0.0 0.1 0.2 0.3 0.4 0.5 0.6

Inspire Phase II With Over-Read

Inspire Phase II

Historical

CH Goss, et al., NACF 2004

Inspire R&D Investor Meeting – March 21, 2006

Tiger-1 Trial Sites: > 70 Sites Recruited

Cystic Fibrosis Foundation’s Therapeutics Development Network (TDN) sites

Inspire R&D Investor Meeting – March 21, 2006

Summary

Denufosol tetrasodium for Cystic Fibrosis

First in class, novel compound from Inspire’s discovery efforts

Strong intellectual property with composition of matter patent through 2017 Attractive market opportunity with existing CF lung therapies generating

> $500 mm in annual revenues*

Plan to commercialize in North America with internal resources

Initiating Phase 3 program

Conducted Tiger-1 Investigator Meeting Submitted Tiger-1 trial protocol to FDA Carcinogenicity study protocol in development

Working with CFF and TDN to generate awareness of trials Presenting Phase 2 data at European CF Meeting in June

Collaborating with EMEA to discuss European development strategy

Continuing partnering discussions for ex-North America commercialization

*Information is for 12 months ended 9/30/05; Source: IMS National Prescription Audit data

Inspire R&D Investor Meeting – March 21, 2006

Overview of Allergic Rhinitis

William E. Berger, MD, MBA

Clinical Professor Department of Pediatrics

Division of Allergy and Immunology University of California, Irvine

Disclosure

The presenter has served as a consultant and clinical investigator for Inspire. The presenter does not own stock or stock options in Inspire Pharmaceuticals.

Allergic Rhinitis: Definition

Symptomatic disorder of the nose induced by an IgE-mediated inflammation after allergen exposure of the membranes lining the nose; “hay fever”

Seasonal allergic rhinitis (SAR) 1-3

Intermittent

Patients may be referred to as “sneezers and runners”

Perennial allergic rhinitis (PAR) 1-3

Persistent

Patients may be referred to as “blockers”

1. Bousquet J, et al; Aria Workshop Group; WHO. J Allergy Clin Immunol. 2001;108(pt 2 no 5 suppl):S147-S334. 2. Skoner DP. J Allergy Clin Immunol. 2001;108(1 suppl):S2-8. 3. Khanna P, Shah A. Ann Allergy Asthma Immunol. 2005;94:60-64.

Rhinitis: Classification

Classification

Non-inflammatory (rhinitis medicamentosa, hormonal, vasomotor)

Structural (septal deviation, neoplasia, foreign body, trauma, adenoids, choanal atresia) Inflammatory

Non-allergic (NARES, infectious, polyps, associated with- systemic disease) Allergic (SAR, PAR)

NARES=non-allergic rhinitis with eosinophilia syndrome; SAR=seasonal allergic rhinitis; PAR=perennial allergic rhinitis. Bousquet J, et al: Aria Workshop Group; WHO. J Allergy Clin Immunol. 2001;108(pt 2 no 5 suppl):S147-S334.

Allergic Rhinitis: Widespread Impact

More than 50 million people suffer from allergic diseases in the US 1 Allergies are the 6th leading cause of chronic disease in the US 1 AR is the 2nd leading cause of chronic disease in the US2 AR affects 35 million Americans annually 2

10% to 30% of adults 33

Accounts for 3 million lost work days 22

Up to 40% of children 33

Accounts for 2 million lost school days 22

1. AAAAI. The Allergy Report: Science Based Findings on the Diagnosis & Treatment of Allergic Disorders, 1996–2001. 2. Strachan D, et al. Pediatr Allergy Immunol. 1997;8:161-176. 3. Dykewicz MS, et al. Ann Allergy Asthma Immunol. 1998;81:478-518.

Allergic Rhinitis: Widespread Impact

Approximately 14 million office visits to healthcare providers were attributed to allergic rhinitis in 20001 Morbidity of AR is significant Financial impact of AR is substantial

Productivity loss estimated at >$3 billion per year2 AR medication costs estimated at $6.3 billion in 20003

1. CDC. Fast Stats A-Z, Advanced Data from Vital and Health Statistics, no. 346, Table 13. August 26, 2004. At: http://www.cdc.gov/nchs/fastats/allergies.htm. 2. Rossoff LJ, et al. Am J Manag Care. 1997;3:309-315. 3. Retail and Provider 2000. IMS Health. (represents total manufacturer sales to pharmacies for AR products)

Link Between Allergic Rhinitis and Other Chronic Disorders

Comorbidities[1,2]

Asthma

Allergic rhinoconjunctivitis

Sinusitis

Otitis media

Complications[1,3]


Otitis Media
Sleep-Disordered Breathing
Allergic Rhinitis
Dentofacial Abnormalities
Asthma
Sinusitis

1. Spector SL, et al. *J Allergy Clin Immunol*. 1997;99:S773-S780.
2. O'Connell EJ. *Allergy*. 2004;78:7-11.
3. Rachelefsky GR. *Ann Allergy Asthma Immunol* 1998;82:1-10

Allergic Rhinitis: Therapeutic Approaches

Environmental control Treatments

Pharmacotherapy

Antihistamines (oral/topical) Decongestants Corticosteroids (oral/topical) Intranasal cromolyn Intranasal anticholinergics

Leukotriene receptor antagonists (LTRAs)

Allergen immunotherapy

Allergic Rhinitis: Role of Medications

Antihistamines

Sedating antihistamines* (chlorpheniramine, diphenhydramine)

Competitive antagonists of H 1 1-mediated effects

Relieve rhinorrhea, pruritus, sneezing, and ocular symptoms Oral, ocular, and intranasal preparations Use is limited by sedation, performance impairment, and anticholinergic effects

Nonsedating or low-sedating antihistamines † (azelastine, cetirizine, desloratadine, fexofenadine, loratadine, olopatadine)

Equally efficacious compared with sedating antihistamines Lack prominent CNS and anticholinergic effects Desloratadine, fexofenadine, loratadine, and olopatadine are nonsedating Cetirizine and azelastine are associated with mild sedation

*Sometimes referred to as first-generation antihistamines. †Sometimes referred to as second-generation antihistamines. Philip G, Togias A. J Respir Dis. 1999;20:580-588. Simons FE. N Engl J Med. 2004;351:2203-2217. Dykewicz MS, et al. Ann Allergy Asthma Immunol. 1998;81:463-468. Dykewicz MS. J Allergy Clin Immunol. 2003;111:S520-S529.

Allergic Rhinitis: Role of Medications

Decongestants: adrenergic agonists (oral: phenylephrine, pseudoephedrine; topical: phenylephrine, xylometazoline, oxymetazoline)

Stimulate receptors to induce local vasoconstriction

Decrease blood volume in the nasal mucosa capacitance vessels

Reduce blood supply to mucosa, decrease mucosal edema, improve nasal patency

Intranasal corticosteroids (beclomethasone, budesonide, flunisolide, fluticasone, mometasone, triamcinolone)

Affect inflammatory response by reducing number of eosinophils and mast cells

Intranasal cromolyn sodium1 (mast cell stabilizer)

Prevents release of prechemical and newly formed mediators to prevent degranulation

Dykewicz MS, et al. Ann Allergy Asthma Immunol. 1998;81:478-518.

Allergic Rhinitis: Role of Medications and Immunotherapy

Medications

Anticholinergic agents 1 (ipratropium bromide)

Inhibit parasympathetic transmission to submucosal glands Have low lipid solubility; do not cross blood-brain barrier

Leukotriene (LT) modifiers 2 (montelukast)

Inhibit LT production and/or block activity

Impact inflammatory cells recruited/activated by LTs

Immunotherapy

Allergen immunotherapy (allergy shots)

May decrease risk of developing asthma 3

May reduce symptoms and medication reliance on a long-term basis 44

1. Dykewicz MS, et al. Ann Allergy Asthma Immunol. 1998;81:478-518. 2. Philip G, et al. Clin Exp Allergy. 2002;32:1020-1028. 3. Valovirta E. J Invest Allergol Clin Immunol. 1997;7:369-370. 4. Dykewicz M, et al. Ann Allergy Asthma Immunol. 1998;81:478-518.

Allergic Rhinitis Medications: Pharmacologic Activity

	Congestion	Rhinorrhea	Sneezing	Nasal Itch	Eye Symptoms	Inflammation
Oral Antihistamines						
Sedating*	–	+	+	+	+	–
Nonsedating/low-sedating†	–	+	+	+	+	±
Intranasal Antihistamines	±	+	+	+	–	±
Decongestants	+	–	–	–	–	–
Intranasal Corticosteroids	+	+	+	+	–	+
Oral Corticosteroids	+	+	+	±	+	+
Intranasal Cromolyn	±	±	±	±	–	±
Intranasal Anticholinergics	–	+	–	–	–	–
Leukotriene Modifiers*	+	+	+	±	±	+

+ indicates significant benefit; –, questionable benefit; ±, mild benefit or currently undergoing studies.

*Sometimes referred to as first-generation antihistamines. †Sometimes referred to as second-generation antihistamines.

Dykewicz MS, et al. *Ann Allergy Asthma Immunol.* 1998;81(5 pt 2):478-518. Lund VJ, et al. *Allergy.* 1994;(suppl 19):5-34. *Physician's Desk Reference.* Montvale, NJ: Medical Economics Company; 2005.

Allergic Rhinitis: Emerging Therapies

Sublingual immunotherapy Anti-IgE therapy New topical nasal antihistamines New topical nasal corticosteroids

Epinastine Multi-Action

Inhibits histamine release

Inhibits release of inflammatory mediators including cytokines Binds to histamine receptors Inhibits neutrophil activation Inhibits eosinophil activation and cytokine release Inhibits mediator release from basophils

Amon U et al. Inflamm Res. 2000;49:112-116; Kamei C et al. Immunopharm Immunotox. 1992;14:191-205; Fugner A et al. Arzneimittelforschung. 1988;38:1446-1453; Matsushita N et al. Jpn J Pharmacol. 1998;78:11-22; Calder VL, Ajayi Y, Galatowicz G. IgE-stimulated cytokine production by human cord blood-derived and conjunctival mast cells: Effects of epinastine. ACAAI 2005; Ohmori K et al. Arzneimittelforschung. 1998;48:43-46; Koyhama T et al. Biochem Biophys Res Comm. 1997;230:125-128; Fukuishi N et al. Jpn J Pharmacol. 1995;68:449-452; Mita H, Shida T. Arzneimittelforschung. 1995;45:36-40.

Allergic Rhinitis: Expanding Awareness and Meeting Expectations

What physicians know…

How patients use their medications

Nasal steroids not used properly or consistently 64% forget to take their medications 33% felt drugs were ineffective

Patient concerns about time to onset of action, safety, cost, etc

What patients want from treatment…

Fast onset & long duration of action, targeted relief of TNSS Nonsteroidal, non-habit forming Few adverse effects, does not cause drowsiness Improved “real world” quality of life

TNSS=total nasal symptom score. Gallup Poll, 2005.

What Adult Patients Want From Their Allergy Medication

Adults With Allergies

23% 45% 62% 63% 67% 68% 69%

Comes in various forms

Fewer doses required to control allergy symptoms

Provides all-day relief & into next morning all-

Wake up with symptoms under control

Non-drowsy

Maintains effectiveness until the next dose

Relief within 1 h after taking medication

0% 20% 40% 60% 80%

N = 1000

Adapted from Shedden A. Poster presented at: ACAAI Annual Meeting; November 4-9, 2005; Anaheim, Calif. #P-120.

Patients Look for Allergy Medications To Better Meet Their Needs

Responders (%)

90 80 70 60 50 40 30 20 10 0

70%

38%

51%

81%

Interested in New Medications

Constantly Try Different Medications

Believe Medications Should Be Steroid-Free

Would Try a Nasal Spray

Harris Interactive online survey of US adult allergy patients. Commissioned by the Asthma and Allergy Foundation of America. October 10-17, 2005.

Factors That Would Encourage Use of a New Nasal Spray

Steroid-free

Can be taken PRN

Works quickly

Provides long-lasting relief

Provides good symptom relief

0% 20% 40% 60% 80%

37% 47% 64% 64% 72%

Patients (%)

Harris Interactive online survey of US adult allergy patients. Commissioned by the Asthma and Allergy Foundation of America. October 10-17, 2005.

Summary

Emerging allergic rhinitis treatments focus on:

Meeting patient needs:

Rapid onset, long-lasting & convenient dosing Safety and cost-effectiveness Improving patient adherence/compliance

Meeting physician needs:

Providing newer, enhanced treatment choices that improve patient quality of life Immune tolerance Recognizing and treating comorbidities of AR

Thank You

Donald J. Kellerman, Pharm.D. Senior Vice President, Development Inspire Pharmaceuticals

Inspire R&D Investor Meeting – March 21, 2006

New Opportunity in Allergic Rhinitis with Proven Molecule

Licensed U.S. and Canadian rights for rhinitis from Boehringer Ingelheim Known molecule Well-characterized safety

Extensive patient experience with oral and ocular forms

College of Allergy presentation

Proven efficacy following topical administration Extensive pre-clinical and pharmacokinetics package available

H2N

N

x HCl

N

Inspire R&D Investor Meeting – March 21, 2006

Rationale for Nasal Antihistamines for Allergic Rhinitis

Clinician interest in having additional options for patients Topical nasal spray can provide quick relief to affected areas; reduced systemic side effects Allergic rhinitis development path is well-defined Large number of patients available to participate in trials

40-50 million patients suffer from nasal allergies*

Large population of experienced U.S. investigators

*Source: American Academy of Allergy, Asthma & Immunology

Inspire R&D Investor Meeting – March 21, 2006

Advantages of Direct Topical vs. Systemic Administration

Little or no systemic effects

Sedation, QT interval, alcohol interaction

Amount of drug administered is much less High local concentrations in the nose More effective in blocking triggers of rhinitis Potential for more rapid onset

Inspire R&D Investor Meeting – March 21, 2006

Well-Established Profile for Epinastine in Ocular Use

- Prevents ocular allergy symptoms by
  - Blocking H_1 and H_2 receptors
  - Stabilizing mast cells
  - Stopping the progression of pro-inflammatory mediators
- Important features
  - Low affinity for M_3
  - Soothing upon instillation
  - Rapid relief and sustained duration
- Good tolerability profile
- *Elestat* is #2 in national weekly TRx market share*


ALLERGAN
INSPIRE
NDC 0023-9201-05
Elestat
(epinastine HCl
ophthalmic solution) 0.05%
Rx Only
5 mL
sterile
Elestat

*Information as of 3/03/06; Source: IMS National Prescription Audit data

INSPIRE

Inspire R&D Investor Meeting – March 21, 2006

Types of Allergic Rhinitis Indications

Seasonal Allergic Rhinitis (SAR) -allergens seasonally present

Tree, grass, weed pollens

Perennial Allergic Rhinitis (PAR) -allergens always present

Animal dander, dust mites, molds

Non-allergic Rhinitis

Perfume, Cigarette smoke

Inspire R&D Investor Meeting – March 21, 2006

FDA Guidance on Development Pathway Well Defined

Written by current FDA Pulmonary Allergy Drug Product Division director Discusses extent of program required Discusses use in pediatric patients Double-blind, placebo-controlled, parallel group studies recommended Double-blind period – 2 weeks for SAR, 4 weeks for PAR Pollen counts at each of the study centers PAR trials done when seasonal pollens less abundant

Inspire R&D Investor Meeting – March 21, 2006

FDA Guidance on Development Pathway

Symptoms are primary efficacy endpoint Instantaneous and reflective symptoms

Rhinorrhea, nasal congestion, nasal itching, sneezing Patient symptoms – rated on Diary Cards

0 = absent 1 = mild symptoms 2 = moderate symptoms 3 = severe symptoms

Score at least as frequent as dosing interval

Inspire R&D Investor Meeting – March 21, 2006

Types of Allergic Rhinitis Trials

Traditional 2-week SAR

Ragweed

August 15—October 15, most of the U.S.

Mountain Cedar

December 15 – February 15, San Antonio – Austin

Trees and Grass

April – June, much of U.S.

Park setting study

Chamber study (Environmental Exposure Unit)

Good for both onset of effect and dosing interval

Not pivotal

Inspire R&D Investor Meeting – March 21, 2006

Substantial Experience in Allergy & Respiratory Programs

Development Related Expertise

Don Kellerman, Pharm.D. – Flonase®, Beconase®, Techastemizole Richard Evans, Ph.D. – Formulations of Nasacort Amy Schaberg, M.S., R.N – Flonase®, Beconase® Ramesh Krishnamoorthy, Ph.D. – Various formulations of nasal spray solutions

Marketing and Sales Related Expertise

Joe Schachle – Advair Diskus® Jeff Sampere – Flovent® Kim Morris – Flonase®

*Flonase, Beconase, Advair Diskus and Flovent are registered trademarks of GlaxoSmithKline; Nasacort is a registered trademark of Sanofi-Aventis

Inspire R&D Investor Meeting – March 21, 2006

Advantages of Intranasal Epinastine Program

Strategic expansion of respiratory/ allergy franchise Existing data package of pharmacological and toxicological testing and human experience Extensive internal development and scientific expertise for allergy products Straightforward regulatory pathway Experienced investigators and readily-available patient population for trials

Inspire R&D Investor Meeting – March 21, 2006

Summary

Intranasal Epinastine

Enhances focus in the respiratory and allergy therapeutic area Well-known molecule in defined market where Inspire has extensive experience Minimal initial cash investment to in-license asset Plan to commercialize in North America

Moving toward IND filing and Phase 2 program

Scheduled Pre-IND meeting with FDA in late May Submit IND filing to FDA

Finalize formulation and delivery system

Target initiation of first Phase 2 trial by year-end 2006

Plan to pursue various possible forms of intellectual property protection to support commercialization of intranasal epinastine product

Drug delivery, formulation, method of use

Inspire R&D Investor Meeting – March 21, 2006

Benjamin R. Yerxa, Ph.D.

Chief, Scientific Operations and Alliances Inspire Pharmaceuticals

Inspire R&D Investor Meeting – March 21, 2006

Overview of INS50589 Antiplatelet

Role of platelets in clotting and bleeding

Role of P2Y12 receptor in platelet function

INS50589

Chemistry and pharmacology Phase 1 results

Platelet dysfunction in cardiopulmonary bypass procedures Phase 2 program

Strategic partnering

Inspire R&D Investor Meeting – March 21, 2006

Role of Platelets in Clotting and Bleeding activation

Platelets

Clot Formation

Bleeding Problems dysfunction

Activation causes:

Release of clotting factors and inflammatory mediators

Shape change that makes the platelets “stick” to the damaged site

Inspire R&D Investor Meeting – March 21, 2006

Role of P2Y12 receptor in platelet function

Platelet Cascade

Platelet agonists

Aspirin

Thromboxane A2 ADP

Clopidogrel Ticlopidine

Activation of GP IIb-IIIa

Eptifibatide Abciximab Tirofiban Platelet aggregation

Blocking ADP (e.g. P2Y12) on platelets Same mechanism as Plavix® Prevents aggregation Prevents degranulation Is “upstream” from GP IIb/IIIa

THROMBUS

*Plavix® is a registered trademark of Sanofi-Synthelabo Inc.

Inspire R&D Investor Meeting – March 21, 2006

Inhibition of Platelet Aggregation by INS50589

Selective, potent and fully reversible

ADP- induced Platelet Aggregation (% of max)

120 100 80 60 40 20 0

-11 -10 -9 -8 -7 -6 -5 log [INS50589], M

IC50 Washed Platelets: 13.4 nM

Me

NH

O NH N N

ONa N N NaO O

P O O

O O

Ph

INS50589

Inspire R&D Investor Meeting – March 21, 2006

INS50589 Phase 1 Trial Objectives

Evaluate the safety and tolerability of a four-hour, continuous infusion of up to four doses of INS50589 in 36 healthy volunteers Evaluate the pharmacokinetics of INS50589 and its major metabolite(s) Evaluate the effects of INS50589 on platelet function Identify a pharmacologically effective dose of INS50589 for further clinical development

Inspire R&D Investor Meeting – March 21, 2006

Dose Dependent Reduction in Platelet Aggregation

20 ?M ADP

ADP- induced aggregation (% of max)

125 100 75 50 25 0

Dosing period

INS50589 All doses

0 240 480 720 960 1200 1440

Time (min)

Placebo 0.1 mg/kg/h 0.3 mg/kg/h

1 mg/kg/h 3 mg/kg/h

Johnson, et al., ACC 2006

Inspire R&D Investor Meeting – March 21, 2006

INS50589: Linear Pharmacokinetics

INS50589 Plasma Concentrations (ng/mL)

100000

10000

1000 100 10 1

Dosing period

0 4 8 12 16 20 24

Time (h)

0.1 mg/kg/h 0.3 mg/kg/h 1 mg/kg/h 3 mg/kg/h

INS50589 Plasma Cmax (ng/mL)

40000 30000 20000 10000 0

0 1 2 3

INS50589 (mg/kg/h)

Johnson, et al., ACC 2006

Inspire R&D Investor Meeting – March 21, 2006

Phase 1 Trial Conclusions

INS50589 was well-tolerated, no treatment-related serious adverse effects were observed and all subjects dosed completed the study Intravenous administration of INS50589 produced a rapid and reversible dose-related inhibition of platelet aggregation Results may support use where a rapid and strict control of platelet function is required

Inspire R&D Investor Meeting – March 21, 2006

Potential Clinical Indications

Cardiovascular surgery involving cardiopulmonary bypass: Coronary Artery Bypass Graft (CABG) and valve replacements Acute Coronary Syndrome (ACS) Percutaneous Coronary Interventions (PCI) Stroke Clinical conditions where blood is exposed to artificial surfaces such as artificial heart, lung, renal dialysis, apheresis, etc.

Pediatric cardiovascular surgery

Inspire R&D Investor Meeting – March 21, 2006

Lead Clinical Program: Cardiopulmonary Bypass

In the U.S., approximately 450,000 open heart surgeries expected to be performed in 2006* Clinical adverse effects associated with CPB include:

Bleeding complications

Excessive post-operative blood loss requiring transfusion Embolism Production of vasoactive and inflammatory substances Stroke and neurocognitive disorders

CPB development program

Smaller than ACS or PCI

Less crowded area

*Source: Defined Health report

Inspire R&D Investor Meeting – March 21, 2006

Normal Blood Vessel

Inspire R&D Investor Meeting – March 21, 2006

Cardiopulmonary Bypass Circuit Causes Platelet Activation

Inspire R&D Investor Meeting – March 21, 2006

INS50589 Treatment May Protect Platelet Function

Inspire R&D Investor Meeting – March 21, 2006

Discontinuation of INS50589 May Restore Platelet Function

Inspire R&D Investor Meeting – March 21, 2006

INS50589 Reduces Post Operative Blood Loss in Dogs

CABG Surgery in Dogs

Percentage of dogs requiring blood transfusion

100 75 50 25 0

Placebo n =7

INS50589 n = 6

Preservation of platelet function and count Reduction of post operative blood loss Reduction of transfusion requirements No effect of drug treatment on graft patency

Crean, et al., ACC 2006

Inspire R&D Investor Meeting – March 21, 2006

INS50589 Phase 2 Trial

Randomized, Multicenter, Placebo-Controlled Double-Blind, Parallel Group Study of INS50589 Intravenous Infusion in Subjects Undergoing Coronary Artery Bypass Graft Surgery Involving Cardiopulmonary Bypass

Primary Objective:

To identify a dose(s) of INS50589 that is well tolerated and significantly decreases postoperative blood loss following surgery Targeting approximately 160 subjects at 20 U.S. sites

Inspire R&D Investor Meeting – March 21, 2006

Strategic Partnering Discussions are Ongoing

Actively seeking partnerships for:

INS50589 licensing globally

Will consider regional carve outs for the right partner Orally bioavailable candidates included or separate

Partnering during Phase 2 allows us to:

Continue to build value while simultaneously seeking partnerships Stay focused long term on core therapeutic areas

Inspire R&D Investor Meeting – March 21, 2006

Summary

INS50589

Potent, selective and reversible P2Y12 antagonist

Fast on and fast off kinetics

Initial use is in cardiopulmonary bypass surgeries Many other potential indications to explore Plan to commercialize through partnership

Phase 2 starting

Initiating dose-ranging Phase 2 trial in CABG with CPB in Q2 2006 Blood loss endpoint

Inspire R&D Investor Meeting – March 21, 2006

INSPIRE